UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 792-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2012, Air Methods Corporation (the “Company”) completed its acquisition of Sundance Helicopters, Inc. and the purchase of all of the aircraft utilized by Sundance in its business that are owned by two affiliated entities of Sundance, SDH Capital Holdings LLC and Saguaro Rentals LLC (the “Transaction”). The Transaction was completed substantially in accordance with the terms of the definitive purchase agreements previously disclosed by the Company in a Current Report on Form 8-K filed on December 27, 2012.  The purchase price was financed through borrowing under the Company’s senior credit facility, which was amended on December 31, 2012 to add Sundance Helicopters, Inc. as a borrower under the credit facility and to extend the lenders’ security interest to include the acquired assets pursuant to the Joinder to Amended and Restated Revolving Credit, Term Loan and Security Agreement, and Second Amendment to Pledge Agreement, dated December 31, 2012, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure contained in Item 1.01 above regarding the joinder and amendment to the Company’s credit agreement, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 31, 2012, the Company issued a press release announcing the closing of the Transaction.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall neither be deemed “filed” for purposes of Section 18 of the Exchange Act nor incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Joinder to Amended and Restated Revolving Credit, Term Loan and Security Agreement, and Second Amendment to Pledge Agreement, dated December 31, 2012.

99.1	Air Methods Corporation Press Release, dated December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: December 31, 2012	By	/s/ Crystal L. Gordon
Crystal L. Gordon, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder to Amended and Restated Revolving Credit, Term Loan and Security Agreement, and Second Amendment to Pledge Agreement, dated December 31, 2012.

99.1	Air Methods Corporation Press Release, dated December 31, 2012.